Morgan Stanley Institutional Fund Trust

High Yield Portfolio

Summary Prospectus   |   January 28, 2025

Share Class and Ticker Symbol
Class IR
MRHYX

Before you invest, you may want to review the Fund’s statutory prospectus (“Prospectus”), which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and the most recent Annual and Semi-Annual Reports to Shareholders (“Shareholder Reports”), online at www.morganstanley.com/im/MSIFTHighYieldIR. You can also get this information at no cost by calling toll-free  1-866-414-6349 or by sending an e-mail request to orders@mysummaryprospectus.com. The Fund’s Prospectus and SAI, both dated January 28, 2025 (as may be supplemented from time to time), are incorporated by reference into this Summary Prospectus.

Investment Objective

The High Yield Portfolio  (the “Fund”) seeks total return.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy, hold and sell Class IR shares of the Fund. You may pay fees other than the fees and expenses of the Fund, such as brokerage commissions and other fees charged by financial intermediaries, which are not reflected in the tables and examples below. The Fund does not charge any sales loads or other fees when you purchase or redeem  Class IR shares.

Annual Fund Operating Expenses  (expenses that you pay each year as a percentage of the value of your investment)

Class IR
Advisory Fee	0.60%
Distribution and/or Shareholder Service (12b-1) Fee	None
Other Expenses	18.25%
Total Annual Fund Operating Expenses[1]	18.85%
Fee Waiver and/or Expense Reimbursement[1]	18.23%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[1]	0.62%
1	The Fund’s “Adviser” and “Administrator,” Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding acquired fund fees and expenses (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.62% for Class IR. The fee waivers and/or expense reimbursements will continue for at least one year from the date of this Prospectus or until such time as the Board of Trustees of Morgan Stanley Institutional Fund Trust (the “Trust”) acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Morgan Stanley Institutional Fund Trust Prospectus  |  Fund Summary

High Yield Portfolio (Con’t)

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If You SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class IR	$63	$3,472	$6,002	$9,830

If You HELD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class IR	$63	$3,472	$6,002	$9,830

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 80%  of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund’s assets will be invested in high yield securities (commonly referred to as “junk bonds”). This policy may be changed without shareholder approval; however, you would be notified upon 60 days’ notice in writing of any changes. The Fund seeks to achieve its investment objective by investing primarily in high yield securities which are fixed-income securities rated by one or more rating agencies below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), below BBB- by S&P Global Ratings Group, a division of S&P Global Inc. (“S&P”), below BBB- by Fitch Ratings, Inc. (“Fitch”) or, if unrated, considered by the Adviser to be of equivalent quality. The average maturity of the Fund’s investments varies, and there is no limit on the maturity or on the credit quality of any security held by the Fund. The Fund’s securities may include distressed and defaulted securities and mezzanine investments. The Fund also may invest in investment grade fixed-income securities, including U.S. and foreign government securities, corporate bonds and collateralized bond obligations. The Fund may also invest in preferred securities, equity securities and convertible securities.

The Fund’s investment process starts with top-down macroeconomic analysis to assess the optimal positioning of the Fund. The team then applies a combination of quantitative and qualitative filters to identify securities that meet the team’s investment criteria in terms of competitive position, franchise value and management quality. The investment team’s credit analysis focuses on financial risk, business risk, management ability and intentions. Valuation analysis is used to narrow the screened investment universe to a pool of investment candidates who are then assessed in order to determine relative valuation. Finally, the Fund is constructed with sector allocation driven primarily from bottom-up security selection. Integral to the Fund construction process is the measurement and monitoring of market risk, duration and volatility and credit risk through the use of proprietary risk measures and models.

The Fund’s investment process incorporates information about environmental, social and governance issues (also referred to as ESG) via an integrated approach within the investment team’s fundamental investment analysis framework. The Adviser may engage with management of certain issuers regarding corporate governance practices as well as what the Adviser deems to be materially important environmental and/or social issues facing a company. When deemed by the Adviser to be relevant to its evaluation of creditworthiness and when applicable information is available, the Adviser considers ESG, which may impact the prospects of an issuer (or obligor) or financial performance of an obligation. When considered, one or more ESG issues are taken into account alongside other factors in the investment decision-making process and are not the sole determinant of whether an investment can be made or will remain in the Fund’s portfolio.

The Fund may also invest in loan-related investments, such as public bank loans made by banks or other financial institutions and loan participations and assignments, which may be rated investment grade or below investment grade.

The Fund may also invest in restricted and illiquid securities.

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps and other related instruments and techniques. The Fund may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Fund will be counted toward the Fund’s 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Morgan Stanley Institutional Fund Trust Prospectus  |  Fund Summary

High Yield Portfolio (Con’t)

Principal Risks

There is no assurance that the Fund will achieve its investment objective, and you can lose money investing in this Fund. Investments in the Fund involve risks and you should not rely on the Fund as a complete investment program. The relative significance of each risk factor summarized below may change over time and you should review each risk factor carefully because any one or more of these risks may result in losses to the Fund. The principal risks of investing in the Fund include:

•	Credit and Interest Rate Risk. Credit risk refers to the possibility that the issuer or guarantor of a security, or counterparty to a transaction, will be unable or unwilling or perceived to be unable or unwilling to make interest payments and/or repay the principal on its debt or otherwise honor its obligations, including the risk of default. In such instances, the value of the Fund could decline and the Fund could lose money. If an issuer’s, guarantor’s or counterparty’s financial condition worsens, the credit quality of the issuer, guarantor or counterparty may deteriorate. Credit ratings may not be an accurate assessment of financial condition, liquidity or credit risk. Although credit ratings may not accurately reflect the true credit risk of an instrument, a change in the credit rating of an instrument or an issuer, guarantor or counterparty, or the market’s perception of the creditworthiness of an instrument or issuer, guarantor or counterparty can have a rapid, adverse effect on the instrument’s value and liquidity and make it more difficult for the Fund to sell at an advantageous price or time. Interest rate risk refers to the decline in the value of a fixed-income security resulting from changes in the general level of interest rates. A wide variety of market and economic factors can cause interest rates to rise or fall, including central bank monetary policy, rising inflation, disinflation or deflation, and changes in general economic conditions. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up but the yield or income from new issuances of fixed-income securities generally decreases. Securities with longer durations will generally be more sensitive to changes in interest rates than securities with shorter durations. Fluctuations in interest rates may also affect the liquidity of and income generated by fixed-income instruments held by the Fund. The Fund may invest in variable and floating rate loans and other variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate loans and other securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. The Fund may face a heightened level of interest rate risk in times of monetary policy change and/or uncertainty, such as when the Federal Reserve Board adjusts a quantitative easing program and/or changes rates. Changing interest rates may have unpredictable effects on the markets and may detract from Fund performance. A changing interest rate environment increases certain risks, including the potential for periods of market volatility, increased redemptions, shortened durations (i.e., prepayment risk) and extended durations (i.e., extension risk).

•	Fixed-Income Securities. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity (i.e., interest rate risk), market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). The Fund may face a heightened level of interest rate risk in times of monetary policy change and/or uncertainty, such as when the Federal Reserve Board adjusts a quantitative easing program and/or changes rates. A changing interest rate environment increases certain risks, including the potential for periods of volatility, increased redemptions, shortened durations (i.e., prepayment risk) and extended durations (i.e., extension risk). The Fund is not limited as to the maturities (when a debt security provides its final payment) or durations (measure of interest rate sensitivity) of the securities in which it may invest. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. The Fund may be subject to certain liquidity risks that may result from the lack of an active market and the reduced number and capacity of traditional market participants to make a market in fixed-income securities.

•	Convertible Securities. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. To the extent that the Fund invests in convertible securities, and the convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying security.

•	High Yield Securities (“Junk Bonds”). The Fund’s investments in high yield securities expose it to increased risks, including a substantial degree of credit and default risks. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly leveraged or indebted than other companies or are financially distressed, and therefore they typically have more difficulty making scheduled payments of principal and interest than issuers of higher rated investments. High yield securities are subject to greater risk of loss (including substantial or total loss) of income and principal than higher rated securities and are considered speculative because of increased credit risk relative to higher rated fixed income investments. High yield securities are also subject to greater price volatility, including sudden and substantial decreases in price, and less liquidity than higher rated securities. High yield securities are particularly sensitive to adverse economic, market, industry or issuer-specific developments, which may result in an increased incidence of default. In the event of a default, the Fund may incur additional expenses to seek recovery or to negotiate new terms with a defaulting issuer.

Morgan Stanley Institutional Fund Trust Prospectus  |  Fund Summary

High Yield Portfolio (Con’t)

•	Corporate Debt Obligations. Corporate debt obligations are fixed-income securities issued by corporations. The investment return of corporate debt obligations reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Debtholders, as creditors, have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder.

•	U.S. Government Securities. Different types of U.S. government securities are subject to different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a U.S. government-sponsored entity, such as Federal National Mortgage Association or Federal Home Loan Mortgage Corporation, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. With respect to U.S. government securities that are not backed by the full faith and credit of the United States, there is the risk that the U.S. government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. government securities are also subject to interest rate risks and can exhibit price fluctuations resulting from increases or decreases in interest rates.

•	Foreign and Emerging Market Securities. Investments in foreign markets entail special risks, such as currency, political (including geopolitical), economic and market risks and heightened risks, that may result in losses to the Fund. There also may be greater market volatility, less reliable financial information, less stringent investor protections and disclosure standards, higher transaction and custody costs and risks, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments (including regional and global, military or other conflicts), the imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals, changes in international trading patterns, trade barriers (including tariffs) and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental interventions or other actions, such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid and decline in value in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market, economic, political and social turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value. The risks of investing in emerging market countries are greater than the risks associated with investments in foreign developed countries. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging market countries. In addition, the Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with U.S. dollar exchange rates. To the extent the Fund seeks to hedge its foreign currency exposure by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. The use of foreign currency forward exchange contracts involves the risks associated with derivatives and the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. Economic sanctions or other similar measures may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar measures could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities (in the sanctioned country and other markets), negatively impact the value or liquidity of the Fund’s investments, significantly delay or prevent the settlement of the Fund’s securities transactions, force the Fund to sell or otherwise dispose of investments at inopportune times or prices, or impair the Fund’s ability to meet its investment objective or invest in accordance with its investment strategies.

•	Loan Risks. Investments in loans are subject to the risks generally associated with other debt obligations (such as credit and interest rate risk). Loans are also subject to additional risks, including subordination to other creditors, no collateral or limited rights in collateral, increased liquidity risks and lack of publicly available information. Loans are subject to the risk of default in the

Morgan Stanley Institutional Fund Trust Prospectus  |  Fund Summary

High Yield Portfolio (Con’t)

payment of interest or principal, which will result in a reduction of income or other losses to the Fund, and a potential decrease in the Fund’s NAV. Loans are traded in a private, unregulated inter-dealer or interbank resale market and are generally subject to contractual restrictions that must be satisfied before a loan can be bought or sold. These restrictions may impede the Fund’s ability to buy or sell loans (thus affecting their liquidity) and may negatively impact the transaction price. It also may take longer than seven days for transactions in loans to settle. Due to the possibility of an extended loan settlement process, the Fund may hold additional cash, sell investments or temporarily borrow from banks or other lenders to meet short-term liquidity needs. The types of covenants included in loan agreements generally vary depending on market conditions, the creditworthiness of the issuer, the nature of the collateral securing the loan and possibly other factors. Loans with fewer covenants that restrict activities of the borrower may provide the borrower with more flexibility to take actions that may be detrimental to the loan holders and provide fewer investor protections in the event of such actions or if covenants are breached. The Fund may experience relatively greater realized or unrealized losses or delays and expense in enforcing its rights with respect to loans with fewer restrictive covenants. Loans to entities located outside of the U.S. may have substantially different lender protections and covenants as compared to loans to U.S. entities and generally involve greater and additional risks. The Fund may have difficulties and incur expense enforcing its rights with respect to loans and non-U.S. loans could be subject to bankruptcy laws that are materially different than in the U.S. Loans may be structured such that they are not securities under securities laws, and in the event of fraud or misrepresentation by a borrower, lenders may not have the protection of the anti-fraud provisions of the federal securities laws. Loans are also subject to risks associated with other types of income investments, including credit risk and risks of lower rated investments. In addition, bank loans are subject to the risk of default in the payment of interest or principal on a loan, which will result in a reduction of income to the Fund, and a potential decrease in the Fund’s NAV. The risk of default on loans will increase in the event of an economic downturn or a substantial increase in interest rates. Because some loans rank lower in priority of payment to other loans and other obligations, such loans present a greater degree of investment risk and may exhibit greater price volatility.

•	Equity Securities. In general, prices of equity securities are more volatile than those of fixed-income securities. U.S. and foreign stock markets, and equity securities of individual issuers, have experienced periods of substantial price volatility in the past and it is possible that they will do so again in the future. The prices of equity securities fluctuate, sometimes rapidly or widely, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic, political and public health conditions. During periods when equity securities experience heightened volatility, such as during periods of market, economic or financial uncertainty or distress, the Fund’s investments in equity securities are subject to heightened risks.

The value of equity securities and related instruments decline in response to perceived or actual adverse changes in the economy, economic outlook or financial markets; deterioration in investor sentiment; inflation, interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; unexpected trading activity among retail investors; and other factors. Market conditions affect certain types of equity securities to a greater extent than other types of equity securities. If the stock market declines, the value of the Fund’s equity securities will also likely decline, which will result in a decrease in the value of your investment in the Fund. Although prices can rebound, there is no assurance that prices of the Fund’s equity securities will return to previous levels.

•	Preferred Securities. Preferred stock is issued with a fixed par value and pays dividends based on a percentage of that par value at a fixed rate. As with fixed-income securities, which also make fixed payments, the market value of preferred stock is sensitive to changes in interest rates. Preferred stock generally decreases in value if interest rates rise and increases in value if interest rates fall.

•	Mezzanine Investments. Mezzanine investments are subordinated debt securities that receive payments of interest and principal after other more senior security holders are paid. Mezzanine investments carry the risk that the issuer will not be able to meet its obligations and that the mezzanine investments may lose value.

•	Distressed and Defaulted Securities. Distressed and defaulted securities are speculative and involve substantial risks in addition to the risks of investing in high yield securities. The Fund will generally not receive interest payments on the distressed securities and the repayment of principal may also be subject to increased risk. These securities may present a substantial risk of default or may be in default at the time of investment, requiring the Fund to incur additional costs. The repayment of defaulted securities is also subject to significant uncertainties. The Fund may incur substantial expenses in seeking recovery upon a default in the payment of principal of or interest on its portfolio holdings.

•	Liquidity. The Fund may make investments that are less liquid, illiquid or restricted or that may become illiquid or less liquid in response to overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be little trading in the secondary market available for particular securities. Liquidity risk may be magnified in a market where credit spread and interest rate volatility is rising and where investor redemptions from fixed-income mutual funds may be higher than normal. If the Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

Morgan Stanley Institutional Fund Trust Prospectus  |  Fund Summary

High Yield Portfolio (Con’t)

•	Derivatives. Derivatives and other similar instruments that create synthetic exposure often are subject to risks similar to those of the underlying asset or instrument, including market risk, and may be subject to additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid, risks arising from margin and payment requirements, risks arising from mispricing or valuation complexity and operational and legal risks. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Investments in currency derivatives may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the Adviser expects. Foreign currency forward exchange contracts and currency futures and options contracts create exposure to currencies in which the Fund’s securities are not denominated.

•	Industrials. To the extent that the Fund invests significantly in the industrials sector, the Fund will be particularly susceptible to the risks associated with companies operating in this sector. For example, the value of securities issued by companies in the industrials sector may be adversely affected by changes in government regulations, domestic and world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by, among other developments, environmental damages, product liability claims, commodity prices and exchange rates as well as changes in the supply of and demand for both their specific products or services and for industrials sector products in general.

•	Consumer Discretionary/Staples. To the extent that the Fund invests a substantial portion of its assets in the consumer discretionary or staples sectors, the Fund will be particularly susceptible to the risks associated with companies operating in such sector(s). Companies in the consumer discretionary and staples sectors are subject to risks, including fluctuations in the performance of the overall domestic and international economy, shipment and supply chain disruptions, interest rate changes, currency exchange rates, increased competition and consumer confidence. Performance of such companies may also be adversely affected by factors such as reduced disposable household income, reduced consumer spending, and changing demographics and consumer tastes.

•	Market and Geopolitical Risk. The value of your investment in the Fund is based on the values of the Fund’s investments, which change due to economic and other events that affect the U.S. and global markets generally, as well as those that affect or are perceived or expected to affect particular regions, countries, industries, companies, issuers, sectors, asset classes or governments. These types of events may be sudden and unexpected, and could adversely affect the value (or income generated by) and liquidity of the Fund’s investments, which may in turn impact the Fund’s ability to sell securities and/or its ability to meet redemptions. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events (such as war, natural disasters or events, epidemics and pandemics, terrorism, conflicts, social unrest, recessions, inflation, interest rate changes and supply chain disruptions) adversely interrupt or otherwise affect the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets or economies may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These types of events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance or value of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price and exacerbate pre-existing risks to the Fund. The frequency and magnitude of resulting changes in the value of the Fund’s investments cannot be predicted.

•	Active Management Risk. In pursuing the Fund’s investment objective, the Adviser has considerable leeway in deciding which investments to buy, hold or sell on a day-to-day basis, and which trading strategies to use. For example, the Adviser, in its discretion, may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect the Fund’s performance.

•	ESG Investment Risk. To the extent that financially material environmental, social and/or governance (“ESG”) issues are considered as an integrated component of the investment decision-making process, investment performance of the Fund may be impacted and may differ from similar strategies that do not consider such issues. The Adviser’s ESG analysis may be subjective, may rely on limited data, and may change over time.

Please see “Additional Information About Fund Investment Strategies and Related Risks” in the Fund’s prospectus for a more detailed description of risks of investing in the Fund. Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class IR  shares’ performance from year-to-year and by showing how the Fund’s average annual returns for the one and five periods and since inception compare with those of a broad measure of market performance and one or more additional indexes. The additional index(es) in the table provide a means to compare the Fund’s average annual returns to a benchmark that the Adviser believes is representative of the Fund’s investment universe. The Fund’s primary benchmark index was changed from the  Bloomberg U.S. Corporate High Yield Index to the Bloomberg U.S. Universal Index effective May 1, 2024 to comply with the regulation that

Morgan Stanley Institutional Fund Trust Prospectus  |  Fund Summary

High Yield Portfolio (Con’t)

requires the Fund’s primary benchmark to represent the overall applicable market. The performance of the other classes, which is shown in the table below, will differ because the classes have different ongoing fees.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free 1-800-869-6397.

Annual Total Returns—Calendar Years

High Quarter	06/30/20	10.06%
Low Quarter	03/31/20	-16.01%

Average Annual Total Returns
(for the calendar periods ended    December 31, 2024)

	Past One Year	Past Five Years	Since Inception
Class IR (commenced operations on 6/15/18)
Return Before Taxes	8.55%	3.55%	4.17%
Return After Taxes on Distributions[1]	5.39%	0.89%	1.47%
Return After Taxes on Distributions and Sale of Fund Shares	5.00%	1.52%	1.98%
Bloomberg U.S. Universal Index (reflects no deduction for fees, expenses or taxes)[2]	2.04%	0.06%	1.67%[3]
Bloomberg U.S. Corporate High Yield Index (reflects no deduction for fees, expenses or taxes)[4]	8.19%	4.21%	4.88%[3]
1	These returns do not reflect any tax consequences from a sale of your shares at the end of each period.
2	The Bloomberg U.S. Universal Index is an index that represents the union of the US Aggregate Index, US Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, US Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield. It is not possible to invest directly in an index.
3	Since Inception reflects the inception date of Class IR.
4	The Bloomberg U.S. Corporate High Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging market debt. It is not possible to invest directly in an index.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Portfolio Manager.  The Fund is managed by members of the High Yield team. Information about the member primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser	Date Began Managing Fund
Joseph F. Hurley	Executive Director	September 2022

Morgan Stanley Institutional Fund Trust Prospectus  |  Fund Summary

High Yield Portfolio (Con’t)

Purchase and Sale of Fund Shares

To purchase Class IR shares, an investor must meet a minimum initial investment of $5 million or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades through an intermediary that combines its clients’ assets in a single omnibus account, whether or not such plan is qualified under the Internal Revenue Code of 1986, as amended (the “Code”), and in each case subject to the discretion of the Adviser. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of the Prospectus entitled “Shareholder Information—Minimum Investment Amounts.”

Shares of the Fund may be purchased or sold on any day the New York Stock Exchange (“NYSE”) is open for business directly from the Fund by mail (c/o SS&C Global Investor and Distribution Solutions, Inc. (“SS&C GIDS”), P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-869-6397) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Fund’s “Distributor,” Morgan Stanley Distribution, Inc. (each, a “Financial Intermediary”). For more information, please refer to the sections of the Prospectus entitled “Shareholder Information—How To Purchase Fund Shares” and “—How To Redeem Fund Shares.”

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Class IR  shares of the Fund through a  Financial Intermediary (such as a bank), the Adviser  and/or the Distributor may pay the Financial  Intermediary for the sale of Class IR  shares and related  services. These payments, which may be significant in  amount, may create a conflict of interest by influencing  the Financial Intermediary and your salesperson to recommend  the Fund over another investment. Ask  your salesperson or visit your Financial Intermediary’s  web site for more information. For additional information about the Fund’s revenue sharing arrangements for Class IR  shares, see the section of the Statement of Additional Information entitled “Revenue Sharing.”

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